BlackRock FundsSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated May 17, 2017 to the Statement of Additional Information (the “SAI”) of the Fund

Effective May 17, 2017, the SAI is amended as follows:

The first paragraph in the section entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolio—Investor Shares—Purchase of Shares” in Part II of the SAI is deleted in its entirety and replaced with the following:

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000. There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no investment minimum for certain fee-based programs. There is a $50 minimum for subsequent investments (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

The first paragraph in the section entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolio—Institutional Shares—Purchase of Shares” in Part II of the SAI is deleted in its entirety and replaced with the following:

Purchase of Shares. The BlackRock Funds Portfolio offers Institutional Shares as described in the Fund’s Prospectus. In addition, the following investors may purchase Institutional Shares, provided that the beneficial owners of such shares are natural persons: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock; individuals with a minimum initial investment of $2 million who may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; investors of financial intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment; financial intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund, with a minimum initial investment of $1,000; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans), (ii) otherwise have investment discretion, or (iii) act as custodian for at least $2 million in assets; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

The following paragraph is added at the end of the section entitled “Purchase of Shares—Purchase of Shares of the BlackRock Funds Portfolio—Institutional Shares—Purchase of Shares” in Part II of the SAI:

Financial intermediaries may, in connection with a change in account type or otherwise in accordance with a financial intermediary’s policies and procedures, exchange shares of the Fund from one class of shares to another class of shares of the Fund, provided that the exchanged shares are not subject to a contingent deferred sales charge and that shareholders meet eligibility requirements of the new share class.

Shareholders should retain this Supplement for future reference.

SAI-MM-0517SUP